Intangible assets	6 Months Ended
Jun. 30, 2022
Intangible assets other than goodwill [abstract]
Intangible assets	Intangible assets

(in thousands of euro)	Purchased licenses	Other intangible assets	In progress	Total

January 1, 2021	5,103	185	41,000	46,289
Acquisitions	—	13	—	13
Additional considerations	—	—	—	—
Disposals	—	—	—	—
Amortizations	(1,039) (1)	(70)	—	(1,109)
Transfers	—	—	—	—

June 30, 2021	4,064	128	41,000	45,193

January 1, 2022	3,161	29	41,000	44,192
Acquisitions	—	—	—	—
Additional considerations	—	—	—	—
Disposals	—	—	—	—
Amortizations	(940) (1)	—	—	(940)
Transfers	—	—	—	—

June 30, 2022	2,221	29	41,000	43,260

(1) As of June 30,2021, this amount related in its entirety to the amortization of rights related to the monalizumab. As of June 30, 2022, this amount includes the amortization of rights related to the monalizumab for an amount of €903 thousand.

Monalizumab rights under the 2014 monalizumab (NKG2A) Novo Nordisk agreement
Since their acquisition, monalizumab rights are amortized on a straight-line basis over the anticipated residual duration of the Phase II trials. The Company has reassessed the anticipated residual duration of the Phase 2 trials as of June 30, 2022 and estimated that it would be fully amortized by 2023, which is the same estimation as of December 31, 2021, as a result of the completion of some trials and by modifying the estimated end dates relating to certain cohorts.
The net book values of the monalizumab rights were €2,252 thousand and €3,155 thousand as of June 30, 2022 and December 31, 2021, respectively.
IPH5201 (Anti-CD39) rights acquired from Orega Biotech
This asset was amortized on a straight-line basis since November 1, 2018 (corresponding to the effective beginning date of the collaboration) until the date the Company expected to fulfill its commitment (end of fiscal year 2020). These collaboration commitments have all been fulfilled. Thus, the rights relating to IPH5201 have been fully amortized since December 31, 2020.
As a reminder, Orega Biotech claimed joint ownership of certain patents relating to IPH5201. The Company and Orega Biotech have resolved these claims in an arbitration proceeding, which decision was rendered in December 2021. As a result of this decision, the Company is required to pay a low-teen percentage of sub-licensing revenues received by the Company pursuant to its agreement with AstraZeneca regarding IPH5201. Following this arbitration decision, the Company paid in January 2022 an additional amount of €0.4 million to Orega. This additional payment was fully amortized as of December 31, 2021.

Avdoralimab (IPH5401) (anti-C5aR) rights acquired from Novo Nordisk A/S
At the agreement inception, an upfront payment of €40 million for acquired rights were recorded as intangible asset. As part of this agreement, an additional amount of €1.0 million was paid in October 2020 to Novo Nordisk A / S following the launch of the first avdoralimab Phase II trial. As avdoralimab is still in clinical trial, the acquired rights are classified as intangible asset in progress. They were subject to annual impairment test. No impairment were recorded since inception. These acquired rights will be amortized when the Company obtains economic benefits.

According to the agreement, the Company will pay additional payments according to the reach of specific steps. As of June 30, 2022, according to the uncertainty of these potential future payments, no liability was recognized.

Development costs incurred by the Company are recognized as research and development expenses.

As of June 30, 2022, the Company has not identified any indication of impairment of the avdoralimab rights in the first half of 2022.

As a reminder, the Company had performed an impairment test as of December 31, 2021, in accordance with IAS 36 "Impairment of assets". The Company applied IAS 36 "Impairment of assets" and assessed whether there was any indication of impairment that could lead to the impairment of a recognized intangible asset. The Company estimated the recoverable amount of the unamortized intangible asset avdoralimab using a discounted cash flow model which confirmed that no impairment is required. The following main assumptions were used to determine the recoverable amount, based on the cash flows determined using the marketing plan and budget approved by management :

•Cash flows are set on the basis of the development and commercialization plans and budgets approved by Management;

•A discount rate of 11%;

•A risk of development is taken into consideration by applying probabilities of success of reaching future phases of development to cash flows related to each development phases; Those average probabilities of success of R&D projects are based on an article published in Nature Review Drug Discovery;

•For the commercialization phase, selling price and sales volume are estimated on the basis of the potential market and the observed performances of comparable drugs currently on the market. Decrease in sales volume applied to the forecasted revenue once the related rights fall off-patent.

In case of failure of the clinical trials in progress, the Company may have to depreciate the intangible asset corresponding to the avdoralimab rights.

The Company did not identify any reasonable potential variance in the key assumptions that may generate an impairment as of June 30, 2022.

Sensitivity testing regarding these following assumptions and other assumptions such as: discount rate (+1%), decrease in sales volume (- 25%) and growth rate at termination (-1%) were performed. These tests did not reveal any impairment.

Avdoralimab does not generate economic benefits yet for the Company. In accordance with IAS 38, it will be amortized when it generates economic benefits, which can result from:

•The drug candidate commercialization ; or,

•An out-licensed agreement.

If the Company commercialize the drug product on its own, it will have to determine the amortization period of the related capitalized rights. It will have to estimate their useful life, considering the date when they fall off patent. Those capitalized rights will be amortized on a straight line basis during the estimated useful life.
If the Company entered in an out-licensed agreement, the Company will have to perform an analysis to determine if the control of the rights are transferred to a third-party, and thus will have to derecognize the capitalized rights. If the Company conclude that it keeps the control of the rights, it will determine their useful life and will amortize them on a straight line basis during this useful life.